UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023
NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2788 San Tomas Expressway, Santa Clara, CA 95051
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

     Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 22, 2023, at the 2023 Annual Meeting of Stockholders of NVIDIA Corporation, or the 2023 Annual Meeting, the following proposals were adopted by the margin indicated. Proxies for the 2023 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

1.    Stockholders approved the election of each of our thirteen (13) director nominees to hold office until the 2024 Annual Meeting of Stockholders of NVIDIA Corporation and until his or her successor is elected or appointed. The results of the voting were as follows:

a. Robert K. Burgess
Number of shares For	1,625,854,250
Number of shares Against	55,516,966
Number of shares Abstaining	2,085,730
Number of Broker Non-Votes	286,066,136

b. Tench Coxe
Number of shares For	1,541,282,586
Number of shares Against	140,103,871
Number of shares Abstaining	2,070,489
Number of Broker Non-Votes	286,066,136

c. John O. Dabiri
Number of shares For	1,651,249,399
Number of shares Against	30,122,052
Number of shares Abstaining	2,085,495
Number of Broker Non-Votes	286,066,136

d. Persis S. Drell
Number of shares For	1,623,178,165
Number of shares Against	58,242,340
Number of shares Abstaining	2,036,441
Number of Broker Non-Votes	286,066,136

e. Jen-Hsun Huang
Number of shares For	1,647,312,653
Number of shares Against	32,866,873
Number of shares Abstaining	3,277,420
Number of Broker Non-Votes	286,066,136

f. Dawn Hudson
Number of shares For	1,630,929,129
Number of shares Against	50,515,840
Number of shares Abstaining	2,011,977
Number of Broker Non-Votes	286,066,136

g. Harvey C. Jones
Number of shares For	1,485,702,770
Number of shares Against	195,712,370
Number of shares Abstaining	2,041,806
Number of Broker Non-Votes	286,066,136

h. Michael G. McCaffery
Number of shares For	1,666,592,304
Number of shares Against	14,686,036
Number of shares Abstaining	2,178,606
Number of Broker Non-Votes	286,066,136

i. Stephen C. Neal
Number of shares For	1,500,500,287
Number of shares Against	180,807,940
Number of shares Abstaining	2,148,719
Number of Broker Non-Votes	286,066,136

j. Mark L. Perry
Number of shares For	1,506,459,534
Number of shares Against	174,857,324
Number of shares Abstaining	2,140,088
Number of Broker Non-Votes	286,066,136

k. A. Brooke Seawell
Number of shares For	1,527,924,819
Number of shares Against	152,477,701
Number of shares Abstaining	3,054,426
Number of Broker Non-Votes	286,066,136

l. Aarti Shah
Number of shares For	1,676,241,988
Number of shares Against	5,161,064
Number of shares Abstaining	2,053,894
Number of Broker Non-Votes	286,066,136

m. Mark A. Stevens
Number of shares For	1,562,037,938
Number of shares Against	119,338,471
Number of shares Abstaining	2,080,537
Number of Broker Non-Votes	286,066,136

2.    Stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our definitive proxy statement for the 2023 Annual Meeting filed with the Securities and Exchange Commission on May 8, 2023. The results of the voting were as follows:

Number of shares For	1,544,447,439
Number of shares Against	123,717,725
Number of shares Abstaining	15,291,782
Number of Broker Non-Votes	286,066,136

3.     Stockholders approved, on an advisory basis, the frequency of holding an advisory vote on the compensation of our named executive officers. The results of the voting were as follows:

Number of shares for 1 Year	1,664,241,344
Number of shares for 2 Years	2,062,943
Number of shares for 3 Years	14,923,601
Number of shares Abstaining	2,229,058
Number of Broker Non-Votes	286,066,136

Based on the voting results, we have determined to provide for an annual advisory vote on the compensation of our named executive officers.

4.    Stockholders approved the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 28, 2024. The results of the voting were as follows:

Number of shares For	1,938,914,100
Number of shares Against	28,443,041
Number of shares Abstaining	2,165,941
Number of Broker Non-Votes	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: June 27, 2023	By: /s/ Rebecca Peters
Rebecca Peters
Vice President, Deputy General Counsel and Assistant Secretary